UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

   Date  of  Report  (Date  of  earliest  event  reported):  November 24, 2004

                             FORCE PROTECTION, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

         Colorado                   0-22273                  84-1383888
      --------------            ---------------            ---------------
       (State or Other           (Commission              (IRS Employer
       Jurisdiction of           File Number)             Identification
       Incorporation)                                     No.)

                            9801 Highway 78, Bldg. #2
                                Ladson, SC 29456
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code:  (843) 740-7015

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On November 18, 2004, the Department of the Army awarded us a Letter Contract for fifteen "Buffalo" Mine Protected Clearance Vehicles and associated repair parts and spares. The value of the Letter Contract is approximately $11.8 million. We previously announced the potential Letter Contract in a press release dated September 10, 2004. Our Board of Directors approved the Letter Contract on November 24, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Force  Protection,  Inc.
                                            --------------------------
                                                   (Registrant)



Date:  November  24,  2004                    /s/  Gale  Aguilar
                                       -----------------------------------------
                                              Gale  Aguilar
                                              Interim  Chief  Executive  Officer